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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) April 22, 1998
                                                 --------------

                     Norwest Asset Acceptance Corporation
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            (Exact name of registrant as specified in its charter)

         Delaware                     333-32577                    52-2049703
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(State or other                      (Commission                 (IRS Employer
jurisdiction of incorporation)       File Number)                  ID Number)


7485 New Horizon Way, Frederick, Maryland                          21703
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:  (301) 846-8101
                                                     --------------

                     Directors Asset Conduit Corporation
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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Filing of Computational Materials.
---------------------------------

In connection with the offering of the Norwest Asset Acceptance Corporation Asset Backed Certificates, Series 1998-HE1, Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") prepared and distributed certain materials (the "Computational Materials") to their potential investors. Although the Depositor provided the Underwriter with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1  Computational Materials.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NORWEST ASSET ACCEPTANCE CORPORATION


                                            By: /s/ B. David Bialzak
                                                -------------------------
                                                Name: B. David Bialzak
                                                Title: Vice President



Dated: April 22, 1998
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                                  EXHIBIT INDEX
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Exhibit                                                                    Page
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99.1                           Computational Materials.